Exhibit 10.38

NINETEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS NINETEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made on March 13, 2009, by and among FLANDERS CORPORATION (“Flanders,” individually and, in its capacity as the representative of the other Borrowers, “Borrowers’ Agent”), a North Carolina corporation, FLANDERS/PRECISIONAIRE CORP., a North Carolina corporation (“Flanders/Precisionaire”), FLANDERS FILTERS, INC., a North Carolina corporation (“Filters”); FLANDERS/CSC CORPORATION, a North Carolina corporation (“CSC”), PRECISIONAIRE, INC., a Florida corporation (“Precisionaire”), PRECISIONAIRE OF UTAH, INC., a Utah corporation (“Utah”), ECO-AIR PRODUCTS, INC., a California corporation (“Eco-Air”), AIR SEAL FILTER HOUSINGS, INC., a Texas corporation (“Air Seal”), and FLANDERS REALTY CORP., a North Carolina corporation (“Flanders Realty”) (all of the foregoing collectively referred to herein as “Borrowers” and individually as a “Borrower”), each with its chief executive office and principal place of business at 531 Flanders Filters Road, Washington, North Carolina 27889, and BANK OF AMERICA, N.A. (together with its successors and assigns, “Lender”), a national banking association with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

Recitals:

Lender and Borrowers are parties to a certain Loan and Security Agreement dated October 18, 2002, as amended by that certain First Amendment to Loan and Security Agreement dated October 18, 2002, that certain Second Amendment to Loan and Security Agreement dated November 19, 2002, that certain Third Amendment to Loan and Security Agreement dated September 6, 2003, that certain Fourth Amendment to Loan and Security Agreement dated December 8, 2003, that certain Fifth Amendment to Loan and Security Agreement dated September 13, 2004, that certain letter agreement dated October 7, 2004, that certain letter agreement dated December 24, 2004, that certain Eighth Amendment to Loan and Security Agreement dated July 29, 2005, that certain Ninth Amendment to Loan and Security Agreement dated January 18, 2006, that certain Tenth Amendment to Loan and Security Agreement dated June 28, 2006, that certain letter agreement dated January 23, 2007, that certain letter agreement dated March 12, 2007, that certain Eleventh Amendment to Loan and Security Agreement dated September 20, 2007, that certain letter agreement dated October 26, 2007, that certain Fifteenth Amendment dated January 4, 2008, that certain letter agreement dated May 9, 2008, that certain Seventeenth Amendment to Loan and Security Agreement dated July 15, 2008, and that certain Eighteenth Amendment to Loan and Security Agreement dated November 6, 2008 (as at any other time amended, restated, modified or supplemented, the “Loan Agreement”), pursuant to which Lender has made certain revolving credit and term loans to Borrowers.

Events of Default have occurred and currently exist under the Loan Agreement by reason of (i) Borrowers’ failure to maintain a Consolidated Fixed Charge Coverage Ratio of 1.10 to 1.00 for the testing periods ended October 31, 2008, November 30, 2008, December 31, 2008, and January 31, 2009, in violation of Section 9.3.1 of the Loan Agreement, (ii) Borrowers’ incurrence of secured indebtedness in the amount of $2,619,275 in connection with the acquisition of real property in Washington, North Carolina, which transaction was consummated by Borrowers in violation of the provisions of Sections 9.2.3 and 9.2.5 of the Loan Agreement, and (iii) Borrowers’ failure to maintain a ratio of Consolidated Total Funded Debt to Consolidated EBITDA of not more than 3.25 to 1.0 for the months ended December 31, 2008 and January 31, 2009, in violation of Section 9.3.2 of the Loan Agreement (the Events of Default set forth in the foregoing clauses (i), (ii) and (iii) are collectively referred to herein as the “Designated Defaults”).

In consideration for Lender’s agreement to enter into this Amendment and waive the Designated Defaults on the terms and subject to the conditions contained herein, Lender and Borrowers desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

(a) By deleting Section 2.2.4 of the Loan Agreement in its entirety and by substituting the following new Section 2.2.4 in lieu thereof:

2.2.4 LC Facility Fees. Borrowers shall be jointly and severally obligated to pay to Lender for Letters of Credit (a) a per annum fee equal to the Applicable Margin for Revolver Loans that are LIBOR Loans in effect from time to time based upon the maximum amount available to be drawn under all LC Outstandings together with the principal amount of Letters of Credit paid or extinguished during such month, payable monthly, in arrears, on the first Business Day of the following month; and (b) all normal and customary charges associated with the issuance, amending, negotiating, processing and administration of Letters of Credit. During an Event of Default, the fee payable under clause (a) shall be increased by two percent (2%) per annum.

(b) By deleting Section 9.2.9 of the Loan Agreement in its entirety, and by substituting the following new Section 9.2.9 in lieu thereof:

9.2.9 Capital Expenditures. Make Capital Expenditures (including expenditures by way of capitalized leases) which, in the aggregate, as to Borrowers and their Subsidiaries, exceed (i) $2,000,000, during the month of February, 2009, or (ii) $3,500,000, for the period from February 1, 2009, through March 31, 2009.

(c) By deleting Section 9.3.1 of the Loan Agreement in its entirety, and by substituting the following new Section 9.3.1 in lieu thereof:

9.3.1. Consolidated Fixed Charge Coverage Ratio. Maintain a Consolidated Fixed Charge Coverage Ratio of not less than (a) 1.0 to 1.0, for the period from April 1, 2009 through April 30, 2009, as of the last day of such period, and (b) 1.2 to 1.0, to be tested monthly (i) for the period from April 1, 2009 through March 31, 2010, as of the last day of each month during such period on a cumulative basis for the period to-date since April 1, 2009, and (ii) for each month after March 31, 2010, as of the last day of each month based upon the immediately preceding twelve-month period.

(d) By deleting Section 9.3.2 of the Loan Agreement in its entirety, and by substituting the following new Section 9.3.2 in lieu thereof:

9.3.2. Consolidated Total Funded Debt to Consolidated EBITDA. Maintain a ratio of Consolidated Total Funded Debt to Consolidated EBITDA of not more than the ratio shown below for the period corresponding thereto, to be tested monthly, as of the last day of each month set forth below. For purposes of this Section 9.3.2, Consolidated Total Funded Debt to Consolidated EBITDA shall be, as of any date of determination, the ratio of Consolidated Total Funded Debt on such date to, (i) for the period from February 1, 2009, through December 31, 2009, as of the last day of each month during such period, Consolidated EBITDA for the fiscal year-to-date period since January 1, 2009, multiplied by (a) twelve, and divided by (b) the number of months included in such period, and (ii) for each month after December, 2009, as of the last day of each month, Consolidated EBITDA for the immediately preceding twelve-month period.

Period End Date	Ratio
February 28, 2009	3.50 to 1.0

March 31, 2009	3.50 to 1.0

April 30, 2009	3.50 to 1.0

May 31, 2009	3.50 to 1.0

June 30, 2009, and the last day of each month thereafter	3.25 to 1.0

(e) By deleting Section 9.3.4 of the Loan Agreement in its entirety, and by substituting the following new Section 9.3.4 in lieu thereof:

9.3.4 Minimum EBITDA. Maintain Consolidated EBITDA of not less than (a) $2,250,000, for the period from January 1, 2009, through February 28, 2009, and (b) $3,500,000, for the period from January 1, 2009, through March 31, 2009.

(f) By deleting definitions of “Applicable Margin”, “Base Rate”, “Capital Expenditures” and “Federal Funds Rate” contained in Appendix A to the Loan Agreement and by substituting the following new definitions in lieu thereof, in proper alphabetical sequence:

Applicable Margin—a percentage equal to 2.75% with respect to Revolver Loans that are Base Rate Loans, 3.75% with respect to

Revolver Loans that are LIBOR Loans, and 3.75% with respect to fees payable to Lender pursuant to Section 2.2.4. The Applicable Margin for fees payable to Lender pursuant to Section 2.2.2 shall be the Unused Line Fee Rate.

Base Rate—for any day, a per annum rate equal to the greater of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) the Adjusted LIBOR Rate for a 30 day interest period as determined on such day, plus 1.00%.

Capital Expenditures—expenditures made or liabilities incurred (other than expenditures and liabilities funded by a Person other than Lender, on terms and conditions satisfactory to Lender, that do not constitute proceeds of Loans or any Letter of Credit hereunder) for the acquisition of fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations

Federal Funds Rate—(a) the weighted average of interest rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on the applicable Business Day (or on the preceding Business Day, if the applicable day is not a Business Day), as published by the Federal Reserve Bank of New York on the next Business Day; or (b) if no such rate is published on the next Business Day, the average rate (rounded up, if necessary, to the nearest 1/8 of 1%) charged to Lender on the applicable day on such transactions, as determined by Lender.

(g) By adding the following new definitions of “Unused Line Fee Rate” and “Prime Rate” to Appendix A to the Loan Agreement, in proper alphabetical sequence:

Unused Line Fee Rate—a percentage equal to (i) 0.50%, for any month (or portion thereof) during which the Average Revolver Loan Balance exceeds $18,000,000, and (ii) 0.75%, for any month (or portion thereof) during which the Average Revolver Loan Balance is equal to or less than $18,000,000.

Prime Rate—the rate of interest announced by Lender from time to time as its prime rate. Such rate is set by Lender on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate announced by Lender shall take effect at the opening of business on the day specified in the public announcement of such change.

3. Interest Rate Disclosure. The Base Rate on the date hereof is 3.25% per annum and, therefore, after giving effect to the amendments set forth in this letter agreement, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 6.00% per annum with respect to any portion of the Revolver Loans bearing interest as a Base Rate Loan. The 30-day LIBOR Rate on the date hereof is 0.5625% per annum and, therefore, after giving effect to the amendments set forth in this letter agreement, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 4.3125% per annum with respect to any portion of the Revolver Loans bearing interest as a LIBOR Loan with a 30-day Interest Period.

4. Limited Waiver of Designated Defaults. Borrower represents and warrants that the Designated Defaults are the only Defaults or Events of Default that exist under the Loan Agreement and the other Loan Documents as of the date hereof. Lender hereby waives the Designated Defaults in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Defaults in existence on the date of this Amendment or (b) Borrower’s obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

5. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

6. Acknowledgments and Stipulations. By its signature below, each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); except with respect to those Permitted Liens which are expressly permitted to have priority pursuant to the Loan Agreement, the security interests and Liens granted by such Borrower in favor of Lender are each duly perfected, first priority security interests and Liens; and on and as of the opening of business on March 12, 2009, the unpaid principal amount of the Revolver Loans totaled $15,652,005.85, and the face amount of the LC Outstandings totaled $11,254,171.00.

7. Representations and Warranties. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

8. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

9. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

10. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof and the waiver pursuant to Section 4 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

(a) No Default or Event of Default shall exist or result herefrom;

(b) Lender shall have received from each Borrower a duly executed counterpart of this Amendment;

(c) Lender shall have received from Borrowers, in immediately available funds, the amendment fee set forth in Section 11 hereof; and

(d) Lender shall have received resolutions from each Borrower, certified by the secretary of such Borrower, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents contemplated hereby.

11. Amendment Fee; Expenses of Lender. In consideration of Lender’s willingness to enter into this Amendment and waive the Designated Defaults as set forth herein, Borrowers agree to pay to Lender an amendment fee in the amount of $90,000 in immediately available funds on the date hereof. Additionally, Borrowers agree to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

12. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

14. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement, the Loan Documents, or the Other Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement, the Loan Documents, and the Other Agreements as herein modified shall continue in full force and effect.

15. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto (but such party shall promptly deliver to Lender an original signature by overnight delivery).

16. Further Assurances. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

17. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

18. Release of Claims. To induce Lender to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Lender. The releases contained herein are in addition to, and not in lieu of, any releases and covenants not to sue contained in any other agreement signed by any Borrower, all of which releases will be deemed to be fully effective and not superseded by this Amendment.

19. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Remainder of page intentionally left blank; signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BANK OF AMERICA, N.A.
(“Lender”)

By:
Name:
Title:

FLANDERS CORPORATION
(“Borrower”)

By:
Name:
Title:

FLANDERS/PRECISIONAIRE CORP.
(“Borrower”)

By:
Name:
Title:

FLANDERS FILTERS, INC.
(“Borrower”)

By:
Name:
Title:

FLANDERS/CSC CORPORATION
(“Borrower”)

By:
Name:
Title:

Nineteenth Amendment to Loan and Security Agreement (Flanders)

PRECISIONAIRE, INC.
(“Borrower”)

By:
Name:
Title:

PRECISIONAIRE OF UTAH, INC.
(“Borrower”)

By:
Name:
Title:

ECO-AIR PRODUCTS, INC.
(“Borrower”)

By:
Name:
Title:

AIR SEAL FILTER HOUSINGS, INC.
(“Borrower”)

By:
Name:
Title:

FLANDERS REALTY CORP.
(“Borrower”)

By:
Name:
Title:

Nineteenth Amendment to Loan and Security Agreement (Flanders)

CONSENT AND REAFFIRMATION

Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Lender hereby (i) acknowledges receipt of a copy of the foregoing Nineteenth Amendment to Loan and Security Agreement; (ii) consents to Borrowers’ execution and delivery thereof and of the other documents, instruments or agreements Borrowers agree to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation as of the date of such Nineteenth Amendment to Loan and Security Agreement.

GUARANTORS:

FLANDERS INTERNATIONAL PTE LTD

By:
Name:
Title:

AIRSEAL WEST, INC.

By:
Name:
Title:

FLANDERS-VIRGINIA, INC. (f/k/a Tidewater Air Filter Fabrication Company, Inc.)

By:
Name:
Title:

FLANDERS AIRIA TECHNOLOGIES, INC.

By:
Name:
Title:

[Signatures continued on following page.]

Nineteenth Amendment to Loan and Security Agreement (Flanders)

AIRPURE FILTER SALES AND SERVICE, INC.

By:
Name:
Title:

FLANDERS-RICHMOND, INC.
(f/k/a/ Bio-Tec, Inc.)

By:
Name:
Title:

GLOBAL CONTAINMENT SYSTEMS, INC.

By:
Name:
Title:

Nineteenth Amendment to Loan and Security Agreement (Flanders)